Exhibit 10.2

Execution Version

SHARE ISSUANCE AGREEMENT

This Share Issuance Agreement (this “Agreement”), is made and entered into as of June 8, 2026, by and among Veea Inc., a Delaware corporation (the “Company”) and (ii) the undersigned investor named on the signature page hereto (“Investor”). The Company and the Investor are each sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used and not otherwise defined herein shall have the meanings given to those terms in the Convertible Note (as hereinafter defined).

WHEREAS, the Company and the Investor entered into that certain Note Purchase Agreement dated September 10, 2024 (the “Note Purchase Agreement”) pursuant to which the Company issued to the Investor an unsecured convertible note in the aggregate principal amount set forth underneath the Investor’s name on the signature page hereto (the “Convertible Note” and collectively with the Note Purchase Agreement, the “Note Documents”);

WHEREAS, pursuant to the terms of the Convertible Note, upon the occurrence of a Broker Transfer (as such term is defined in the Note Purchase Agreement) the Convertible Note automatically converted (the “Automatic Conversion”) into a number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) as provided in the Convertible Note (the “Conversion Shares”);

WHEREAS, delivery of the Conversion Shares to the Investor was delayed and in consideration for the exchange of the mutual releases provided herein, the Company has agreed to issue to the Investor shares of Common Stock on the terms provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the Parties hereinafter set forth, the Parties intending to be legally bound hereto hereby agree as follows:

1. Issuance of Shares.

(a) In consideration for the Investor’s execution and delivery of this Agreement and providing the release in Section 2(a) hereof (the “Release”), the Company shall as soon as practicable but no later than one business day following the execution of this Agreement (such date, the “Issuance Date”) issue to the Investor the number of shares of Common Stock (the “Investor Shares”) determined by dividing the Calculation Amount (as hereinafter defined) by the closing bid price of the Common Stock on the trading day immediately preceding the Issuance Date. For purposes hereof, “Calculation Amount” means an amount equal to the sum of (i) the original principal amount of the Convertible Note, and (ii) interest on the original principal amount of the Convertible through the Issuance Date calculated assuming no Automatic Conversion of the Convertible Note had occurred.

(b) Share Delivery. The Company shall deliver the Investor Shares via DWAC (Deposit/Withdrawal at Custodian) within two (2) trading days of the Issuance Date (the “Share Delivery Deadline”). Failure to deliver the Investor Shares by the Share Delivery Deadline shall result in liquidated damages equal to 1.0% of the Calculation Amount per week (or pro rata portion thereof) until the Investor Shares are delivered, which the parties agree represent a reasonable estimate of the damages the Investor would suffer as a result of such delay and not a penalty and is the exclusive remedy for the Company’s failure to deliver the Investor Shares.

(c) No Additional Transfer Restrictions. Except for restrictions imposed by applicable federal and state securities laws, the Company shall not impose any contractual restriction on the Investor’s ability to transfer, sell, assign, or otherwise dispose of the Investor Shares. The Company agrees that no provision of this Agreement or any related document shall restrict the Investor’s ability to sell shares pursuant to Rule 144 once such rule becomes available.

(d) Absence of Lock-Up. The Investor shall not be subject to any lock-up, leak-out, volume limitation, or similar restriction on the sale or transfer of the Investor Shares unless expressly agreed in a separate written agreement signed by the Investor, except as required by applicable federal and state securities laws.

(e) Legend Removal. Upon satisfaction of the conditions of Rule 144 promulgated under the Securities Act, the Company shall, within two (2) trading days of the Investor’s request, instruct its transfer agent to remove any restrictive legend from the Investor Shares. The Company shall not require burdensome or unreasonable legal opinions as a condition to such legend removal and shall bear all costs and expenses associated therewith.

(f) No Transfer Consent Required. The Investor shall not be required to obtain the Company’s consent for any transfer of Investor Shares, except as required by applicable federal and state securities laws.

(g) No Blackout Periods. The Company shall not impose any blackout period or suspension on the Investor’s ability to sell or transfer the Investor Shares, except as expressly required by applicable law or regulation.

2. Mutual Release.

(a) Each Party, on behalf of itself and its respective current and future officers, directors, employees, affiliates, agents and assigns, each in their respective capacities as such, and their respective heirs, executors, administrators, successors and assigns of each of them (collectively, the “Releasors”) hereby irrevocably, unconditionally and generally releases and discharges the other Party, and such other Parties respective current and future officers, directors, employees, affiliates, agents and assigns in their respective capacities as such, and their respective heirs, executors, administrators, successors and assigns of each of them (collectively, the “Releasees”) to the fullest extent permitted by law, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages, judgments, extents, executions, claims, and demands whatsoever, in law, equity, arbitration or otherwise, which against the Releasees, or any of them, the Releasors ever had, now has or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, whether known or unknown, and whether heretofore asserted or unasserted, that either had, now has, or may have in the future against the other as of the date of this Agreement including, but not limited to, any matter related to, arising under or otherwise related to, the Note Documents, including, without limitation, the Automatic Conversion (collectively, the “Released Claims”). Each of the Releasors covenant that they will not bring, commence, maintain or prosecute, directly or indirectly, any action at law or proceeding in equity or any legal or administrative proceeding or other claim for damages or other relief against any of the Releasees based in whole or in part, directly or indirectly, upon any of the Released Claims. Each of the Releasors further agree that they will not, directly or indirectly, hereafter control, promote, instigate, encourage, assist, or participate in any claim, proceeding or litigation, charging any of the Releasees, with any act, cause or claim whatsoever which is in whole or in part in any way related to any of the Released Claims.

(b) It is expressly understood that no Party concedes any liability of any kind whatsoever. Each of the Parties expressly accepts and assumes the risk that if any fact or circumstance is found, suspected or claimed hereafter to be other than, or different from, the facts or circumstances now believed to be true, this terms of the Release shall be and remain effective notwithstanding any such difference in any such facts or circumstances. Each of the Parties represents and warrants to the others that, at all times prior hereto he or it owned all of the claims set forth therein, that no other person has or has had any interest in said claims, and that he or it has sole right to execute and deliver this Release, or cause it to be executed on his or its behalf, as the owner of said claims. Each of the Parties further represents and warrants to the others that he or it has not sold, assigned, conveyed, or otherwise transferred or encumbered prior to the date of the Release any claim or demand which he or it is now releasing. The Release may and shall be pleaded as a full and complete defense to, and may be used as a basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or maintained in breach of this Release. Each Party agrees to indemnify and hold harmless the other party from all loss, damage, or cost arising from its breach of the Release, including attorneys’ fees, costs and expenses of prosecuting any action or proceeding to enforce the Release.

3. Registration Rights.

(a) The Company agrees that it will use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission (the “SEC”), at the Company’s sole cost and expense, a registration statement (the “Registration Statement”) registering the resale of the Investor Shares by the Investor under the Securities Act of 1933, as amended (the “Securities Act”) within ninety (90) days after the Issuance Date (the “Filing Deadline”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Company agrees that the Company will use its commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to the Investor’s Investor Shares until the earlier of (i) two years from the issuance of the Investor Shares, (ii) the date on which the Investor ceases to hold the Investor Shares covered by such Registration Statement, or (iii) the first date on which the Investor can sell all of its Investor Shares (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. The Investor agrees to disclose to the Company upon request its beneficial ownership, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Investor Shares to assist the Company in making the determination described above. The Company’s obligations to include the Investor’s Investor Shares in the Registration Statement are contingent upon the Investor furnishing in writing to the Company such information regarding the Investor, the securities of the Company held by the Investor and the intended method of disposition of the Investor Shares as shall be reasonably requested by the Company to effect the registration of the Investor Shares, and the Investor shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. If the SEC prevents the Company from including any or all of the Investor Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Company’s securities by the applicable stockholders or otherwise, (i) such Registration Statement shall register for resale such number of the Company securities which is equal to the maximum number of the Company securities as is permitted by the SEC and (ii) the number of the Company securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders (including pro rata amongst the Investors) and as promptly as practicable after being permitted to register additional Investor Shares under Rule 415 under the Securities Act, the Company shall file a new Registration Statement to register such Investor Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 3. The Company will provide a draft of the Registration Statement to the Investors for review reasonably in advance of filing the Registration Statement. In no event shall an Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that an Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline shall not otherwise relieve the Company of its obligations to file the Registration Statement or effect the registration of the Investor Shares set forth in this Section 3. For as long as an Investor holds the Investor Shares issued pursuant to this Agreement, the Company will (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as the Company remains subject to such requirements, and (iii) provide all customary and reasonable cooperation necessary, in each case, to enable the Investor to resell the Investor Shares pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to the Investor), as applicable.

(b) The Company shall, at its sole expense, advise the Investor within five (5) business days: (i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the of any notification with respect to the suspension of the qualification of the Investor Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Investor Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company may delay filing or suspend the use of the Registration Statement if it determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that it will (i) immediately discontinue offers and sales of its Investor Shares under the Registration Statement until the Investor receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, the Investor will deliver to the Company or destroy all copies of the prospectus covering its Investor Shares in the Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Investor Shares shall not apply to (i) the extent the Investor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Issuance Date, the Company agrees to indemnify and hold the Investor, each person or entity, if any, who controls an Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of an Investor within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which an Investor effects or executes the resale of any Investor Shares (collectively, the “Investor Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by the Investor Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Investor Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are (A) caused by or contained in any information or affidavit so furnished in writing to the Company by the Investor for use therein, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of the Investor in violation of this Agreement. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) From and after the Issuance Date, the Investor agrees to, severally and not jointly with any other investor or selling stockholders using the Registration Statement, indemnify and hold the Company, and the officers, employees, directors, partners, members, attorneys and agents of the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company within the meaning of Rule 405 under the Securities Act (collectively, the “Company Indemnified Parties”) harmless against any and all Losses incurred by the Company Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Investor Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Company by the Investor expressly for use therein. In no event shall the liability of an Investor under this Section 3(e) be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Investor Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, an Investor’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Investor (which consent shall not be unreasonably withheld, delayed or conditioned).

4. Representations and Warranties of the Investors. The Investor hereby represents and warrants to the Company as follows:

(a) Organization and Good Standing. The Investor, to the extent an entity, (i) is duly formed or incorporated, validly existing and in good standing under the laws of the state in which it is so formed or incorporated; and (ii) has the requisite corporate or other organizational power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Title to Convertible Note. The Investor was the sole owner of the Convertible Note; and shall be, as of the Issuance Date, the sole owner of the Investor Shares, free and clear of all liens, charges, security interests, assessments, encumbrances, claims and restrictions of any kind, including any liability to or claims of any creditor of the Investor. The Investor has not transferred or pledged any interest in either the Convertible Note or the Investor Shares to any person or entity, and the Investor has not granted any rights to purchase either the Convertible Note or the Investor Shares to any other person or entity.

(c) Authorization. The Investor has the unrestricted right, power and authority to enter into this Agreement, to consummate the transactions hereunder and to perform its obligations hereunder. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by the Investor of its obligations under this Agreement, and such action does not and will not violate any agreement to which the Investor is a party or by which the Investor is otherwise bound. This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legally valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies. If the Investor is an individual, the Investor has the legal capacity to enter into this Agreement and to consummate the transactions contemplated hereunder.

(d) Access to Information. The Investor acknowledges and agrees that it has received such information as it deems necessary in order to make an investment decision with respect to receipt of the Investor Shares and made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to the Investor’s receipt of the Investor Shares. The Investor represents and agrees that it and its professional advisor(s), if any, have had the full opportunity to ask the Company’s and the Company’s management questions, receive such answers and obtain such information as the Investor has deemed necessary to make an investment decision with respect to receipt of the Investor Shares. The Investor has conducted its own investigation of the Company, and the Investor has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its receipt of the Investor Shares. The Investor is entering into this Agreement and the transactions contemplated hereby relying entirely upon such independent evaluation and analysis and without reliance upon any oral or written representations of any kind or nature by the Company or the Company or their respective directors, officers, employees or agents, except for the express representations and warranties contained in this Agreement. The Investor acknowledges that, in making its decision, the Investor is not relying upon any projections included in any of the Company’s filings with the SEC. The Investor is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”): (i) the annual report on Form 10-K of the Company for the fiscal year ended December 31, 2025, filed with the SEC on April 14, 2026.

(e) Investment Representations.

(i) The Investor will be acquiring the Investor Shares for its own account, not as a nominee or agent. The Investor will not sell, assign or transfer any Investor Shares at any time in violation of the Securities Act or applicable state securities laws or the terms of this Agreement. The Investor acknowledges that the Investor Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. The Investor understands that the Investor Shares (A) have not been (and upon their issuance will not be) registered under the Securities Act or any state securities laws, (B) are being issued reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, and (C) are being issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings. Pursuant to the foregoing, the Investor acknowledges that until such time as the resale of the Investor Shares have been registered under the Securities Act or may otherwise may be sold pursuant to an exemption from registration, any certificates representing any Investor Shares acquired by the Investor shall bear a customary restrictive legend (and a stop-transfer order may be placed against transfer of any certificates or book-entry notations evidencing such Investor Shares) reflecting such limitations in form and substance reasonably acceptable to the Company.

(ii) The Investor has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Investor’s interest in connection with the acquisition of the Investor Shares. The Investor understands that the acquisition of the Investor Shares is a speculative investment and involves substantial risks and that the Investor could lose its entire investment. Further, the Investor has (A) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (B) carefully considered and understands all of the risks related to the Company, the Investor Shares and this Agreement. The Investor has the ability to bear the economic risks of the Investor’s investment in the Company, including a complete loss of the investment, and the Investor has no need for liquidity in such investment.

(iii) The Investor acknowledges that it has been advised that: (A) the Investor Shares have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company, and any representation to the contrary is a criminal offense; (B) in making an investment decision, the Investor must rely on its own examination of the Company, the Investor Shares, including the merits and risks involved, and the Investor Shares have not been recommended by any federal or state securities commission or regulatory authority, and the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation (and any representation to the contrary is a criminal offense); (C) the Investor Shares will be “restricted securities” within the meaning of Rule 144, are subject to restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Investor is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Investor Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act.

(iv) The Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and the Investor has executed the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and shall provide to the Company an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Issuance Date. As of the date of this Agreement, the Investor and its affiliates do not have, and during the thirty (30) day period prior to the date of this Agreement, the Investor and its affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of the Exchange Act or short sale positions with respect to the securities of the Company. In addition, the Investor shall comply with all applicable provisions of Regulation M promulgated under the Securities Act. The Investor has not been formed for the specific purpose of acquiring the Investor Shares unless each beneficial owner of the Investor is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(v) Neither the Investor nor, to the extent it has them, any of its stockholders, members, managers, general or limited partners, directors, affiliates or executive officers (collectively with the Investor, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Investor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Investor Shares by the Investor will not subject the Company to any Disqualification Event.

(f) Sanctions Laws. Neither the Investor nor any of its directors, managers, officers or owners are the subject of any U.S. Sanctions Laws, including any laws, regulations, executive orders, or other restrictions or prohibitions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). Neither the Investor nor any of its directors, managers, officers or owners are: (A) designated on any list of restricted parties maintained by the U.S. Government, including OFAC’s Specially Designated Nationals and Blocked Persons List, the list of Foreign Sanctions Evaders, or the Sectoral Sanctions Identifications List, the U.S. Department of Commerce’s Denied Persons List or Entity List, or the U.S. Department of State’s Debarred List; or (B) located, organized, resident, or doing business in any country or territory that is, or whose government is, the subject of comprehensive territorial U.S. Sanctions Laws.

(g) Reliance; No Misstatements. The Investor understands and confirms that the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement. All representations and warranties provided to the Company or the Company furnished by or on behalf of the Investor, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Investor agrees to notify the Company immediately upon the occurrence of any event that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein. The Investor agrees that the Conversion and the issuance of the Investor Shares by the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such Conversion.

5. Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:

(a) Organization and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being conducted.

(b) Authorization. The Company has the corporate power and authority to enter into this Agreement, to consummate the transactions hereunder and to perform its obligations hereunder. No consent, approval or authorization of or notice to any third party is necessary in connection with the performance by the Company of its obligations under this Agreement, and such action does not and will not in any material respect violate any agreement to which the Company is a party or by which it is otherwise bound. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c) Issuance of Investor Shares. The Company represents and warrants to the Investors that, subject to the accuracy of the Investors’ representations and warranties in Section 4 above: (i) the Investor Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, free of any liens (other than those imposed by the Company’s organizational documents and/or applicable securities laws; (ii) it is not necessary to register the Investor Shares under the Securities Act in connection with the offer, sale and issue of the Investor Shares in the manner contemplated by this Agreement; and (iii) the Investor Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

6. Miscellaneous.

(a) Survival. All of the agreements, representations and warranties made by each Party hereto in this Agreement shall survive the Issuance Date and the consummation of the other transactions contemplated hereby for a period of twelve (12) months after the date of this Agreement; provided that the provisions of Section 2, Section 6(d), Section 6(i) and Section 6(j) shall survive the Issuance Date and the consummation of the other transactions contemplated hereby without any termination.

(b) Fees and Expenses. Each Party will be responsible for each such Party’s own legal and other expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby, including the Conversion.

(c) Further Assurances. From time to time, at another Party’s request and without further consideration (but at the requesting Party’s reasonable cost and expense), each Party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(d) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Company, to: Veea Inc. 164 E. 83rd Street New York, New York 10028 Attn: Allen Salmasi Email: allen@veea.com with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Fl.
New York, New York 10105
Attn: Jonathan Deblinger, Esq.
Email: jdeblinger@egsllp.com

If to an Investor, to the address set forth underneath the Investor’s name on the signature pages hereto.

(e) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with regard to the subject matter hereof, and supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Assignment; Successors and Assigns; No Third-Party Beneficiaries. Neither this Agreement nor any rights or obligations that may accrue to an Investor hereunder (other than the Investor Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by the Investor without the prior written consent of the Company, and any purported transfer or assignment without such consent shall be null and void ab initio. This Agreement shall be binding upon, and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except for the rights of the Investor Indemnified Parties and the Company Indemnified Parties set forth in Sections 3(d) and 3(e), respectively, this Agreement shall not confer any rights or remedies upon any person other than the Parties hereto, and their respective successor and assigns.

(g) Amendment; Waiver. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by each of the Parties hereto. This Agreement may not be waived except by an instrument in writing signed by the Party against whom enforcement of waiver is sought. No failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

(h) Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable under present or future laws effective while this Agreements remains in effect, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the Parties shall in good faith substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(i) Governing Law; Jurisdiction; Jury Trial Waiver. This Agreement, and all actions or matters based hereon, or arising out of, under or in connection herewith, or any transaction contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles relating to conflict of laws that would result in the application of the laws of any other jurisdiction. Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any federal court within State of Delaware), and any appellate courts thereof, in any action or proceeding arising out of or relating to this Agreement, and each Party hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 6(d). Nothing in this Section 6(i) shall affect the right of any party to serve legal process in any other manner permitted by law. Each Party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement or the transactions contemplated hereby.

(j) Specific Performance. The Parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement, including, without limitation, the Release, are not performed in accordance with their specific terms or are otherwise breached, and that monetary damages may not be an adequate remedy for such breach and the non-breaching Party shall be entitled to seek injunctive relief, in addition to any other remedy that such Party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

(k) Public Disclosure. The Investor hereby consents to the publication and disclosure in any press release issued by the Company or Current Report on Form 8-K filed by the Company with the SEC in connection with the execution and delivery of this Agreement and the filing of any related documentation by the Company with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Company to any governmental authority or to security holders of the Company) of the Investor’s identity and beneficial ownership of Investor Shares and the Common Stock and the nature of the Investor’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the Company, a copy of this Agreement or the form hereof.

(l) Independent Nature of Investment. The obligations of the Investor under this Agreement are several and not joint with the obligations of any other Investor hereunder, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of the Investor to participate in the Conversion and receive the Investor Shares pursuant to this Agreement has been made by the Investor independently of any other Investor hereunder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of their respective subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and neither the Investor nor any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained in this Agreement, and no action taken by any Investor pursuant hereto, shall be deemed to constitute any of the Investors together as a partnership, association, joint venture or any other kind of entity, or create a presumption that any of the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Investor acknowledges that no other Investor has acted as an agent for the Investor in connection with making its investment decision hereunder and no other Investor will be acting as an agent of the Investor in connection with monitoring its investment in the Investor Shares or enforcing its rights under this Agreement. The Investor shall be entitled to independently protect and enforce its rights under this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

(m) Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement. As used in this Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

(n) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in ..pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

{ Signature Page Follows}

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.

The Company:

VEEA INC.

By	/s/ Allen Salmasi
Allen Salmasi
Chief Executive Officer

{INVESTOR SIGNATURE PAGE TO THE SHARE ISSUANCE AGREEMENT}

Name(s) of Investor: ____________________________________________________________

Signature of Authorized Signatory of Investor: ________________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Convertible Note Amount: $ ______________________________________________________

Investor Shares: ____________________________________________________________ __

Address for Notice to Investor: ____________________________________________________

_____________________________________________________________________

_____________________________________________________________________

_____________________________________________________________________

Attention: ____________________________________________________________

Email: ________________________________________________________________

Telephone No.: _________________________________________________________

Investor status (mark one): ☐ U.S. investor ☐ Non-U.S. investor

EIN/SSN Number: _________________________________________________

{Signature Page to Share Issuance Agreement}

Exhibit

Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit B shall have the meanings ascribed to such terms in the Share Issuance Agreement to which this Exhibit A is attached.

The undersigned Investor represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, for one or more of the reasons specified below (please check all boxes that apply):

_______	(i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of the Investor’s investment in the Investor Shares, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of the Investor’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of the Investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

_______	(ii)	A natural person who had an individual income in excess of $200,000, or joint income with the Investor’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” the Investor should add to the Investor’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_______	(iii)	A director or executive officer of the Company;

_______	(iv)	A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

_______	(v)	A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

_______	(vi)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

_______	(vii)	A broker or dealer registered pursuant to Section 15 of the Exchange Act;

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_______	(viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

_______	(ix)	An insurance company as defined in Section 2(13) of the Exchange Act;

_______	(x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

_______	(xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_______	(xii)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

_______	(xiii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______	(xiv)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______	(xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______	(xvi)	An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Investor Shares, with total assets in excess of $5,000,000;

_______	(xvii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Investor Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_______	(xviii)	A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_______	(xix)	A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

_______	(xx)	A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

_______	(xxi)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

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_______	(xxii)	An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

_______	(xxiii)	The undersigned Investor does not qualify under any of the investor categories set forth in (i) through (xxii) above.

2.1	Type. Indicate the form of entity of the undersigned Investor:

☐	Individual	☐	Limited Partnership

☐	Corporation	☐	General Partnership

☐	Revocable Trust	☐	Limited Liability Company

☐	Other Type of Trust (indicate type):	________________________________

☐	Other (indicate form of organization):	________________________________

2.2.1	If the undersigned Investor is not an individual, indicate the approximate date the Investor entity was formed:

2.2.2	If the Investor is not an individual, initial the line below which correctly describes the application of the following statement to the Investor’s situation: The Investor (x) was not organized or reorganized for the specific purpose of acquiring the Investor Shares and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in the Investor.

__________ True

__________ False

If the “False” line is initialed, each person participating in the entity will be required to fill out an Investor Questionnaire.

Investor:

Investor:

By:
Signatory Name:
Signatory Title:

Date:

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